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                                                                    Exhibit 23.2

                   CONSENT OF INDEPENDENT PUBLIC ACCOUNTANTS

As independent public accountants, we hereby consent to the use of our report dated March 10, 2000 and to all references to our Firm included in this Visual Networks, Inc. registration statement on Form S-4.

                                              Arthur Andersen LLP

Vienna, VA
April 19, 2000